Exhibit 10.3

Execution Version

DEALER MANAGER AGREEMENT

April 15, 2026

HPS Securities, LLC

40 West 57th Street

33rd Floor

New York, NY 10019

This Dealer Manager Agreement (this “Agreement”) is entered into by and between HPS Real Assets Lending Company LP, a Delaware series limited partnership (the “Company”), and HPS Securities, LLC (the “Dealer Manager”).

The Company has filed a Registration Statement under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the U.S. Securities and Exchange Commission (the “SEC”) (a “Registration Statement”). In this Agreement, unless explicitly stated otherwise, the “Registration Statement” means, at any given time, the most current effective form of the registration statement filed under the Exchange Act, related to the Company, as may be amended from time to time.

The Company is conducting a continuous private offering (each, an “Offering”) of the Company’s limited partnership interests (the “Shares”), which may consist of I Shares, D Shares, S Shares, E Shares, F-I Shares, F-D Shares and F-S Shares of each registered series of the Company (each, a “Series”), and any other classes of Shares that may be added by the Company (each a “Class”), as set forth in the Company’s Confidential Private Placement Memorandum (as the same may be amended, restated and/or supplemented from time to time, the “Offering Memorandum”). In this Agreement, unless explicitly stated otherwise, each of the terms “I Shares”, “D Shares”, “S Shares”, “E Shares”, “F-I Shares”, “F-D Shares”, and “F-S Shares” refer collectively to the applicable type of Shares of each Series of the Company (each, “Series I” and “Series II”).

Under the terms of the Offering, as set forth in the Offering Memorandum, Shares will be offered in transactions exempt from registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”). The Shares will be offered and sold on an ongoing basis at a price generally equal to the Company’s net asset value (“NAV”) per share applicable to the Class of Shares being purchased, as determined in accordance with the then-current Offering Memorandum, pursuant to the Offering (the “Primary Shares”). The Company will also issue Shares pursuant to its distribution reinvestment plan (the “DRIP Shares”). In connection with the Offering, the minimum subscription amount by any one person shall be as set forth in the Offering Memorandum (except as otherwise indicated in any letter or memorandum from the Company to the Dealer Manager).

In this Agreement, unless explicitly stated otherwise, any references to the Registration Statement, the Offering, the Shares or the Offering Memorandum with respect to each other shall mean only those that are all related to the same Registration Statement.

The Shares are to be offered and sold as described in the Offering Memorandum. Except as otherwise agreed by the Company and the Dealer Manager, Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the Dealer Manager, and the broker-dealers (each a “Broker and collectively, the “Brokers”) with whom the Dealer Manager has entered into or will enter into a selected intermediary agreement related to the distribution of Shares substantially in the form attached to this Agreement as Exhibit A or such other form as the officers of the Company may deem appropriate (each a “Selected Intermediary Agreement”) at a purchase price equal to the Company’s NAV per share as of the end of the month immediately preceding the applicable Subscription Date (as defined below) applicable to the Class of Shares being purchased.

For shareholders who participate in the Company’s distribution reinvestment plan, the cash distributions attributable to the Class of Shares that each shareholder owns will be automatically invested in additional shares of the same Class of each Series. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution, net of any applicable withholding taxes, by the Class NAV per share as of the end of the calendar month to which the distribution pertains (i.e., the distribution declared in March will be reinvested using the NAV as of March 31). Shares will be distributed in proportion to the Series and types of Shares held by the Shareholder under the distribution reinvestment plan.

1

Terms not defined herein shall have the same meaning as in the Offering Memorandum. Now, therefore, the Company hereby agrees with the Dealer Manager as follows:

1. Representations and Warranties of the Company: The Company represents and warrants to the Dealer Manager and each Broker participating in an Offering, with respect to such Offering, as applicable, that:

a. A Registration Statement has been prepared by the Company in accordance with applicable requirements of the Exchange Act, and the applicable rules and regulations the SEC promulgated thereunder. Copies of such Registration Statement and each amendment thereto have been or will be delivered to the Dealer Manager. “Effective Date” means the applicable date upon which the Registration Statement or any post-effective amendment thereto became effective.

b. The Company has been duly and validly organized and formed as a series limited partnership under the laws of the state of Delaware, with the power and authority to conduct its business as described in the Offering Memorandum.

c. As of the Effective Date, the Registration Statement and the Offering Memorandum complied or will comply in all material respects with applicable law. The Offering Memorandum does not and will not contain any untrue statements of material facts or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the foregoing provisions of this Section 1(c) will not extend to such statements contained in or omitted from the Offering Memorandum as are primarily within the knowledge of the Dealer Manager or any of the Brokers and are based upon information furnished by the Dealer Manager in writing to the Company specifically for inclusion therein.

d. The Company intends to use the funds received from the sale of the Shares as set forth in the Offering Memorandum.

e. No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Shares, except such as may be required under the Securities Act, the Exchange Act and the applicable rules and regulations thereunder or by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

f. Unless otherwise described in the Registration Statement and/or Offering Memorandum, there are no actions, suits or proceedings pending or to the knowledge of the Company, threatened against the Company at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the business or property of the Company.

g. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company will not conflict with or constitute a default under any charter, bylaw, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws.

h. The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws.

i. At the time of the issuance of the Shares, the Shares will have been duly authorized and, when issued and sold as contemplated by the Offering Memorandum and the Company’s partnership agreement (as amended and restated from time to time, the “Partnership Agreement”), and upon payment therefor as provided by the Offering Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Offering Memorandum.

j. The Company has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith.

k. Any financial statements the Company may include in the Offering Memorandum will present fairly in all material respects the financial position of the Company as of the date indicated and the results of its operations for the periods specified; said financial statements will have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

l. Any and all printed sales literature or other materials which have been approved in advance in writing by the Company and appropriate regulatory agencies, if applicable, for use in the Offering (“Authorized Sales Materials”) and prepared by the Company and any of its affiliates specifically for use with potential investors in connection with the Offering, when used in conjunction with the Offering Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Offering Memorandum, not misleading.

m. Except as disclosed in the Registration Statement and the Offering Memorandum, no person is serving or acting as investment adviser of the Company, except in accordance with the applicable provisions of the and the Advisers Act and the applicable published rules and regulations thereunder.

n. The Company is not required to register as an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become required to register as an “investment company”.

2. Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:

a. It will, at no expense to the Dealer Manager, furnish to the Dealer Manager and others designated by the Dealer Manager as many copies of the following documents as the Dealer Manager may reasonably request: (a) the Offering Memorandum in preliminary and final form and every form of supplemental or amended Offering Memorandum; (b) this Agreement; and (c) any other Authorized Sales Materials (provided that the use of said Authorized Sales Materials has been first approved for use by all appropriate regulatory agencies).

b. It will furnish such proper information and execute and file such documents as may be necessary for the Company to qualify the Shares for offer and sale under the securities laws of such jurisdictions as the Dealer Manager may reasonably designate and will file and make in each year such statements and reports as may be required. The Company will furnish to the Dealer Manager upon request a copy of such papers filed by the Company in connection with any such qualification.

c. It will: (a) furnish copies of any proposed amendment or supplement of the Offering Memorandum to the Dealer Manager; (b) file every amendment or supplement to the Registration Statement or the Offering Memorandum that may be required by the SEC; and (c) if at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, it will promptly notify the Dealer Manager and, to the extent the Company determines such action is in the best interests of the Company, use its commercially reasonable efforts to obtain the lifting of such order.

d. If, at any time when an Offering Memorandum is required to be delivered, any event occurs as a result of which, in the opinion of either the Company or the Dealer Manager, the Offering Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will affect the preparation of an amended or supplemental Offering Memorandum which will correct such statement or omission. The Company will then promptly prepare such amended or supplemental Offering Memorandum or Offering Memorandums as may be necessary.

3. Obligations and Compensation of Dealer Manager

a. The Company hereby appoints the Dealer Manager as its agent and principal Dealer Manager for the purpose of selling Shares for cash as set forth in the Offering Memorandum through Brokers, all of whom shall either be (i) a member of FINRA or (ii) a non-U.S. broker that is exempt from any requirement to become a member of FINRA. The Dealer Manager hereby accepts such agency and dealer managership and agrees to use its best efforts to sell the Shares on said terms and conditions set forth in the Offering Memorandum with respect to each Offering and any additional terms or conditions specified in this Agreement, as it may be amended from time to time. The Dealer Manager represents to the Company that it is a member in good standing of FINRA and that it and its employees and representatives have all required licenses and registrations to act under this Agreement. With respect to the Dealer Manager’s participation in the distribution of the Shares in the Offering, the Dealer Manager agrees to comply in all material respects with all state or federal laws, rules and regulations applicable to the Offering and the sale of Shares and the rules of FINRA applicable to the Offering.

b. Neither the Dealer Manager and the Brokers, nor any person acting on their behalf, will, without written consent by the Company, (i) offer or sell the Shares by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) take any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to qualify for the exemption under Section 4(a)(2) of the Securities Act.

c. The Dealer Manager acknowledges that it understands that the Company is relying on Section 506 of Regulation D under the Securities Act. In furtherance of the foregoing, the Dealer Manager represents and warrants that neither it, nor any of its general partners or managing members (if any), nor any of its directors, executive officers or other officers participating in the offering of the Company, nor any employee or agent of the Dealer Manager that shall receive remuneration (directly or indirectly) for the provision of services under this Agreement, nor any other person construed as a “covered person” pursuant to Rule 506 of Regulation D (each, a “Covered Person”) is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) thereof (each, a “Disqualifying Event”). The Dealer Manager will immediately notify the Company if it becomes aware of any Covered Person who is or becomes the subject of a Disqualifying Event.

d. The Dealer Manager and the Brokers shall continue the offering of the Shares in the Offering for cash in jurisdictions in which Shares are registered or qualify for sale or in which such offering is otherwise permitted. The Dealer Manager and the Brokers will immediately suspend or terminate offering of the Shares upon request of the Company at any time and will resume offering the Shares upon subsequent request of the Company.

e. As provided in the Offering Memorandum, which may be amended and restated from time to time, the Company will pay to the Dealer Manager a Distribution and Servicing Fee with respect to certain classes of Shares (“Distribution Shares”); provided that the Company may retain all or any portion of such amounts to satisfy payment obligations in respect of shareholder servicing or distributions arrangements with other parties, including with Brokers or Servicing Brokers, pursuant to Section 3(g) below in which the Company may direct such payments to such parties on an agency basis. The Company will accrue the Distribution and Servicing Fee on a monthly basis and will pay the Distribution and Servicing Fee to the Dealer Manager in arrears on a monthly basis each a “Payment Period”) in accordance with the Offering Memorandum.

f. The Dealer Manager may reallow all or a portion of the front-end sales charge and/or Distribution and Servicing Fee to any Brokers who sold Distribution Shares to the extent the Selected Intermediary Agreement with such Broker provides for such a reallowance and such Broker is in compliance with the terms of such Selected Intermediary Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Offering Memorandum, at such time as the Broker who sold the Shares is no longer the intermediary of record with respect to such Shares or the Broker no longer satisfies any or all of the conditions in its Selected Intermediary Agreement for the receipt of the Distribution and Servicing Fees with respect to such Shares, then Broker’s entitlement to the Distribution and Servicing Fees related to such Shares, as applicable, shall cease in, and Broker shall not receive the Distribution and Servicing Fee for, that Payment Period or any portion thereof (i.e., Distribution and Servicing Fees are payable with respect to an entire Payment Period without any proration). Intermediary transfers will be made effective as of the start of the first business day of a Payment Period.

Thereafter, such Distribution and Servicing Fee may be reallowed to the then-current intermediary of record of such Shares, as applicable, if any such intermediary of record has been designated (the “Servicing Broker”), to the extent such Servicing Broker has entered into a Selected Intermediary Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Selected Intermediary Agreement or Servicing Agreement with the Servicing Broker provides for such reallowance and the Servicing Broker is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the Distribution and Servicing Fee to other intermediaries who provide services with respect to the Shares (who shall be considered additional Servicing Brokers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Broker is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

g. The terms of any reallowance of the Distribution and Servicing Fee shall be set forth in the Selected Intermediary Agreement or Servicing Agreement entered into with the Brokers or Servicing Brokers, as applicable. The Company will not be liable or responsible to any Broker or Servicing Broker for any reallowance of Distribution and Servicing Fee to such Broker or Servicing Broker, it being the sole and exclusive responsibility of the Dealer Manager for payment of Distribution and Servicing Fee to Brokers and Servicing Brokers. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Dealer Manager by making direct payment of Distribution and Servicing Fees to Brokers on behalf of the Dealer Manager without incurring any liability. Further, the Company is not responsible for any transaction or other fees, including upfront placement fees or brokerage commissions, charged by Brokers.

h. In addition to the other items of underwriting compensation set forth in this Section 3, the Company and/or the Advisor shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Offering Memorandum, to the extent the Offering Memorandum indicates that they will be paid by the Company, as applicable, and to the extent permitted pursuant to prevailing rules and regulations of FINRA.

i. In addition to reimbursement as provided under Section 3(h), and subject to prevailing rules and regulations of FINRA, the Company shall also pay directly or reimburse the Dealer Manager for reasonable bona fide due diligence expenses incurred by any Broker as described in the Offering Memorandum. The Dealer Manager shall obtain from any Broker and provide to the Company a detailed and itemized invoice for any such due diligence expenses.

j. The Dealer Manager represents that it will comply fully with all applicable currency reporting, anti-money laundering, anti-corruption and anti-terrorist laws and regulations, and any other applicable laws, rules, regulations and interpretations of any other applicable regulatory or self-regulatory body.

k. (i) The Dealer Manager has in place internal controls, policies, and procedures (“AML Program”) that are reasonably designed to detect, identify, and report illegal activity, including money laundering and further represents that it has implemented, complies with and will comply with anti-money laundering policies and procedures that satisfy and will continue to satisfy the requirements of applicable anti-money laundering and “know your customer” laws, rules and regulations, including, without limitation, the U.S. International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “USA Patriot Act”), the U.S. Foreign Corrupt Practices Act, the Bank Secrecy Act, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the U.S. International Emergency Economic Powers Act, and the U.S. Trading with the Enemy Act, as each may be amended from time to time, and regulations thereunder. (ii) The Dealer Manager’s AML Program, at a minimum; (1) designates a compliance office to administer and oversee the AML Program; (2) provides ongoing employee training; (3) includes an independent audit function to test the effectiveness of the AML Program; (4) establishes internal policies, procedures, and controls that are tailored to its particular business; (5) includes appropriate risk-based procedures for conducting ongoing customer due diligence, to include, but not limited to, understanding the nature and purpose of customer relationships for the purpose of developing a customer risk profile, and conducting ongoing monitoring to detect and report suspicious transactions and updating customer profiles, including beneficial ownership information, where required; (6) includes a Customer Identification Program (“CIP”) consistent with the rules under Section 326 of the USA PATRIOT Act, as codified at 31 U.S.C. § 5318; (7) provides for the filing of all necessary anti-money laundering reports including, but not limited to, suspicious activity reports; and (8) provides for screening clients against the Office of Foreign Asset Control (“OFAC”) list and any other government list that is or becomes required under the USA Patriot Act. The Dealer Manager acknowledges and agrees that it is responsible for monitoring and complying with anti-money laundering and CIP requirements applicable to all shareholders. (iii) The Dealer Manager represents and warrants that it has policies, procedures and internal controls in place that are reasonably designed to comply with the UK Bribery Act, the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and, where applicable, legislation enacted by member states and signatories implementing the OECD Convention Combating Bribery of Foreign Officials, or any similar statute, rule or policy applicable in any jurisdiction in which Broker engages in any activity hereunder (collectively, the “Anti-Corruption Laws”). The Dealer Manager represents and warrants that it has, and will maintain at all times during the term of this Agreement, policies, procedures, and internal controls in place that are reasonably designed to comply with applicable Anti-Corruption Laws, including applicable provisions of the FCPA.

l. The Dealer Manager represents and warrants to the Company that the information in the Offering Memorandum and all other information furnished to the Company by the Dealer Manager in writing expressly for use in the Offering Memorandum, or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

m. The Dealer Manager and all Brokers will offer and sell the Shares on a continuous basis, as of the first calendar day of each month (each, a “Subscription Date”), at a price equal to the NAV per share as of the end of each month immediately preceding the applicable Subscription Date as set forth in the Offering Memorandum.

n. The Dealer Manager agrees to update HPS Advisors, LLC (the “Advisor”) and the Chief Compliance Officer of the Advisor via written communication on a quarterly basis regarding any compliance issues that have occurred since the prior quarter.

o. The Dealer Manager agrees, and will ensure through the Selected Intermediary Agreement, the Brokers agree, upon receipt of any and all checks, drafts, and money orders or other instruments of payment received from prospective purchasers of shares, to transmit same together with a copy of the executed Subscription Agreement (as defined below) or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to the Transfer Agent by (a) the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and checks are received, or (b) the end of the second business day following receipt where internal supervisory review is conducted at a different location than that which subscription documents and checks are received.

4. Indemnification.

a. To the extent permitted by the Company’s Partnership Agreement and subject to the limitations below, the Company will indemnify and hold harmless the Brokers and the Dealer Manager, their officers and directors and each person, if any, who controls such Broker or Dealer Manager within the meaning of Section 15 of the Securities Act (the “Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses,” or “Loss”), joint or several, to which such Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Offering Memorandum or (ii) in any Authorized Sales Materials, or (b) the omission to state in the Offering Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse the Dealer Manager and each Indemnified Person of the Dealer Manager for any reasonable legal or other expenses reasonably incurred by the Dealer Manager or such Indemnified Person in connection with investigating or defending such Loss.

Further notwithstanding the foregoing provisions of this Section 4(a), the Company will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished (x) to the Company by the Dealer Manager or (y) to the Company or the Dealer Manager by or on behalf of any Broker specifically for use in the Offering Memorandum, or any post-effective amendment or supplement or any Authorized Sales Materials, and, further, the Company will not be liable for the portion of any Loss in any such case if it is determined that such Broker or the Dealer Manager was at fault in connection with such portion of the Loss, expense or action.

The foregoing indemnity agreement of this Section 4(a) is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Offering Memorandum (or amendment or supplement thereto) that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any Losses purchased the Shares that are the subject thereof, if a copy of the Offering Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Company, but only if a copy of the Offering Memorandum as so amended or supplemented had been supplied to the Dealer Manager or the Broker prior to such acceptance.

b. The Dealer Manager will indemnify and hold harmless the Company, its officers and directors (including any person named in the Registration Statement, with his consent, as about to become a director), each other person who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (the “Company Indemnified Persons”), from and against any Losses to which any of the Company Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in, the Offering Memorandum or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Offering Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Offering Memorandum or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Company or any use of “broker-dealer use only” materials with members of the public by the Dealer Manager in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; or (e) any material violation of this Agreement; or (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA, and FinCEN in implementing the Bank Secrecy Act and the USA Patriot Act; or (g) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder; provided further that the Dealer Manager’s obligation to indemnify the Company shall be limited to the extent of any fees earned and retained by the Dealer Manager (excluding any fees re-allowed to Brokers) pursuant to this Agreement. The Dealer Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

c. Each Broker severally will indemnify and hold harmless the Company, the Dealer Manager, each of their officers, trustees and directors (including any person named in the Registration Statement, with their consent, as about to become a director), each other person who has signed the Registration Statement and each person, if any, who controls the Company or the Dealer Manager within the meaning of Section 15 of the Securities Act (the “Broker Indemnified Persons”) from and against any Losses to which a Broker Indemnified Person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Offering Memorandum, or any post-effective amendment or supplement to either or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Offering Memorandum or any post-effective amendment or supplement to either or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by or on behalf of the Broker specifically for use with reference to the Broker in the preparation of the Registration Statement, the Offering Memorandum, any post-effective amendment or supplement either or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Company or any use of “broker-dealer use only” materials with members of the public by the Dealer Manager in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Broker or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; or (e) any material violation by Broker of this Agreement or the Selected Intermediary Agreement entered into between the Dealer Manager and the Broker; or (f) any failure or alleged failure to comply with all applicable laws, including, without limitation, laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA Patriot Act; or (g) any other failure or alleged failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder; or (h) any offers or sales in violation of the private placement rules or procedures set forth in the Offering Memorandum or set forth herein by the Broker or its representatives, employees or agents; or (i) the failure of the Broker or any of its registered representatives involved with the Offering to maintain their status as a registered broker-dealer or registered representative of the Broker in accordance with the rules of FINRA and any applicable state broker-dealer registration requirements, or other non-U.S. requirements for Brokers who sell Shares to non-U.S. Persons, or the violation by the Broker or any of its principals, managers, members, directors, officers, employees or agents of any requirements, rules or regulations of FINRA or any other state, local or non-U.S. laws, rules or regulations governing the licensing of or acting as a securities broker-dealer (or other similar entity or equivalent); or (j) the failure by any purchaser of Shares to comply with the investor suitability requirements set forth in the Offering Memorandum. Each such Broker will reimburse each Broker Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Broker may otherwise have.

d. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 4 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 4(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

e. The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

f. The indemnity agreements contained in this Section 4 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Broker, or any person controlling any Broker or by or on behalf of the Company, the Dealer Manager or any officer, trustee or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (b) delivery of any Shares and payment therefor, and (c) any termination of this Agreement. A successor of any Broker or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits, and subject to the obligations of, the indemnity agreements contained in this Section 4.

5. Survival of Provisions.

a. The respective agreements, representations and warranties of the Company and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Dealer Manager or any Broker or any person controlling the Dealer Manager or any Broker or by or on behalf of the Company or any person controlling the Company, and (b) the acceptance of any payment for the Shares.

b. The respective agreements of the Company and the Dealer Manager set forth in Sections 3(c) through 3(f) and Sections 4 through 14 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

6. Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this section. Venue for any action brought hereunder shall lie exclusively in New York, New York.

7. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

8. Successors and Amendment.

a. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Company and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit and be binding upon Brokers to the extent set forth in Sections 1 and 4 hereof and the provisions of the applicable Intermediary Agreement.

b. This Agreement may be amended by the written agreement of the Dealer Manager and the Company.

9. Term and Termination. This Agreement shall become effective as of the date first written above and shall remain in force and continue in effect until terminated pursuant to this Section 9. Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof.

Upon termination of this Agreement, the Dealer Manager shall promptly deliver to the Company all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager. Dealer Manager shall use its commercially reasonable efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company.

10. Confirmation. The Company hereby agrees and assumes the duty to confirm on its behalf and on behalf of Brokers who sell the Shares all orders for purchase of Shares accepted by the Company. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Dealer Manager.

11. Offering Memorandum and Authorized Sales Materials. Dealer Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the Shares except as set forth in the Offering Memorandum and any Authorized Sales Materials. The Dealer Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any intermediary that has not entered into a Selected Intermediary Agreement or Servicing Agreement, or to any representatives or other associated persons of such an intermediary, unless it is accompanied or preceded by the Offering Memorandum as amended and supplemented, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Company and marked “broker only”, “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Brokers pursuant to the Selected Intermediary Agreement) any material or writing that is supplied to it by the Company if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction. Dealer Manager, in its agreements with Brokers, will include requirements and obligations of the Brokers similar to those imposed upon the Dealer Manager pursuant to this section.

12. Suitability of Investors. The Dealer Manager, in its agreements with Brokers, will require that the Brokers (i) offer Shares only to persons who (A) the Broker reasonably believes are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act and (B) meet the financial qualifications set forth in the Offering Memorandum, if any, or in any suitability letter or memorandum sent to it by the Company, and (ii) will only make offers to persons in the jurisdictions in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, the Dealer Manager, in its agreements with Brokers, will require that the Broker comply with the provisions of all applicable rules and regulations relating to the suitability of investors, the provisions of Exchange Act Rule 15l-1 (“Regulation of Best Interest”) and applicable laws of the jurisdiction of which such investor is a resident. The Dealer Manager, in its agreements with Brokers, will require that the Brokers shall sell Shares only to those persons who are eligible to purchase such shares as described in the Offering Memorandum and only through those Brokers who are authorized to sell such shares. The Dealer Manager, in its agreements with the Brokers, shall require the Brokers to maintain, for at least six years, a record of the information obtained to determine that an investor meets the financial qualification and suitability standards imposed on the offer and sale of the Shares.

13. Submission of Orders. The Dealer Manager will require in its agreements with each Broker that each Broker comply with the submission of orders procedures set forth in the form of Selected Intermediary Agreement attached as Exhibit A to this Agreement. To the extent the Dealer Manager is involved in the distribution process other than through a Broker, the Dealer Manager will comply with such submission of orders procedures, and will require each person desiring to purchase Shares in the Offering to complete and execute a subscription agreement (a “Subscription Agreement”) in the form provided by the Company to the Dealer Manager for use in connection with the Offering and to deliver to the Dealer Manager or as otherwise directed by the Dealer Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Offering Memorandum. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Company, as soon as practicable, but in any event by the end of the second business day following receipt by the Dealer Manager. If the Dealer Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the form of Selected Intermediary Agreement, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

14. Notice. Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	HPS Securities, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If to the Company:	HPS Real Assets Lending Company LP
40 West 57th Street, 33rd Floor
New York, NY 10019

[Signature Page Follows]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

HPS REAL ASSETS LENDING COMPANY LP

By:	/s/ Hugh Lawson
Name: Hugh Lawson
Title: Co-Chief Executive Officer

Accepted and agreed to as of the date first above written:

HPS SECURITIES, LLC

By:	/s/ Joseph Virgilio
Name: Joseph Virgilio
Title: Managing Director & Chief Compliance Officer

EXHIBIT A

Form of Selected Intermediary Agreement

[See attached]